Exhibit 99.4

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  NO INTEREST IN THIS NOTE MAY BE OFFERED OR SOLD EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (B) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT), OR (C) PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW WHERE THE HOLDER HAS FURNISHED A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER IS LEGAL UNDER THE ACT AND APPLICABLE STATE LAW.

PAYMENTS OF PRINCIPAL AND INTEREST IN RESPECT OF THIS NOTE ARE SUBORDINATED, TO THE EXTENT SPECIFIED IN THE SUBORDINATION AGREEMENT, DATED AS OF JULY __, 2008, BY AND BETWEEN VICTORY PARK MANAGEMENT, LLC, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT, AND VICTORY PARK CAPITAL, L.P., AS HOLDER, TO PAYMENTS OF CERTAIN SENIOR INDEBTEDNESS OF THE COMPANY.

THE SECURITIES THAT MAY BE ISSUED HEREUNDER ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JULY __, 2008, BETWEEN THE COMPANY AND HOLDER, AS AMENDED AND MODIFIED FROM TIME TO TIME.

QSGI-CCSI, INC.
QSGI INC.

SUBORDINATED SECURED CONVERTIBLE NOTE

$10,000,000.00	July __, 2008

FOR VALUE RECEIVED, the undersigned, QSGI-CCSI, INC. (“QSGI-CCSI”) and QSGI INC., (“QSGI”), each a Delaware corporation (collectively the “Company”), jointly and severally, hereby promises to pay to the order of JOHN R. RICONDA, an individual, or his assigns (the “Holder”), the principal sum of Ten Million and 00/100 ($10,000,000.00) Dollars, plus interest thereon.  The outstanding principal amount of, plus all accrued and unpaid interest on, this Note shall be due and payable on the earlier of the following dates (the “Maturity Date”), unless this Note is converted pursuant to Section 6: (a) December 31, 2011 or (b) any date on which the principal amount of, together with accrued and unpaid interest on, this Note is declared to be, or becomes, due and payable pursuant to Section 5.

1. Stock Purchase Agreement.  This Subordinated Secured Convertible Note (this “Note”) is being issued pursuant to that certain Stock Purchase Agreement dated as of May 6, 2008, as amended by a First Amendment to Stock Purchase Agreement of even date herewith (such Agreement, as amended and as further amended, modified and supplemented from time to time, the “Purchase Agreement”) between the Company and John R. Riconda.  Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Purchase Agreement.

2. Subordination. This Note, and the payment of principal and interest hereunder, shall be subordinated to the prior payment of any indebtedness of the Company constituting Senior Debt in favor of the Senior Lender, in the manner and to the extent provided in the Subordination Agreement dated as of June 5, 2008 between the Holder and the Senior Lender (the “Subordination Agreement”).  The provisions of the Subordination Agreement are solely for the purpose of defining the relative rights of the Holder and the Senior Lender, and shall not impair, as between the Holder and the Company, the obligation of the Company to pay and discharge its obligations under this Note in accordance with its terms.

3. Payment of Interest; Prepayment of Principal.

(a)           The principal balance of this Note outstanding from time to time shall bear interest at the annual rate of 10% per annum from the date hereof until paid or until converted pursuant to Section 6.

(b)           Interest accrued on this Note and unpaid shall be due and payable in installments, with the first installment due and payable on the first day of the month next following the date hereof, and each installment thereafter due and payable on the first day each July, October, January and April in each year, commencing on the first such date to occur after the date of the first installment, until the Maturity Date or the date this Note is paid in full or converted pursuant to Section 6.

(c)           The Note may be prepaid in whole or in part at any time without premium or penalty.  All payments made by the Company on this Note shall be applied first to the payment of accrued and unpaid interest and then to the reduction of the unpaid principal balance.

(d)           Payments on this Note shall be paid in lawful money of the United States of America to the registered Holder of this Note at the address shown in the register maintained by the Company for such purpose, all in the manner provided below and in the Purchase Agreement.

(e)           Upon the occurrence of an Event of Default as defined below, interest shall be payable on this Note at the default rate of 15% per annum.

(f)           In no event shall interest payable hereunder exceed the maximum rate permitted by applicable law.

4. Replacement of Note.  In the event that this Note is mutilated, destroyed, lost or stolen, the Company shall execute, register and deliver a new Note, in exchange and substitution for this Note, if mutilated, or in lieu of and substitution for this Note, if destroyed, lost or stolen.  In the case of destruction, loss or theft, the Holder shall furnish to the Company indemnity reasonably satisfactory to the Company, and in any such case, and in the case of mutilation, the Holder shall also furnish to the Company certification of an authorized representative of the Holder of the mutilation, destruction, loss or theft of this Note and of the ownership thereof.  Any replacement Note so issued shall be in the same outstanding principal amount as this Note and dated the date of this Note.

5. Events of Default.  Upon the occurrence of any of the following events (each an “Event of Default”): (a) the Company shall fail to pay any principal of or interest on this Note within ten (10) days after the date due (whether by scheduled maturity, acceleration, demand or otherwise); or (b) the Company fails to cure a material breach of any representation or warranty or any failure to timely perform any obligation, covenant or agreement made to the Holder or owed by the Company to the Holder, in or pursuant to the Purchase Agreement, this Note, or any other Related Agreement, within 30 days of the Company’s receipt of notice of such breach or failure from the Holder; or (c) the Company shall fail to pay the Senior Debt, or any other indebtedness for borrowed money or other similar obligation or liability (“Indebtedness”) in excess of $600,000 (excluding Indebtedness evidenced by this Note), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Senior Debt or Indebtedness, or any other default under any agreement or instrument relating to any such Senior Debt or Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of the maturity of such Senior Debt or Indebtedness, unless such default or failure to pay has been waived by the party to which enforcement would be charged; or any such Senior Debt or Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (d) one or more judgments or orders for the payment of money exceeding by $600,000 or more any applicable insurance coverage shall be rendered against the Company, and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be any period of ten (10) consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or (e) the Company dissolves or ceases its operations or generally shall not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the Company or for any substantial part of its property and such proceeding shall remain undismissed or unstayed for a period of sixty (60) days; or the Company shall take any action to authorize or effect any of the actions set forth above in this clause (e); then the Holder may, upon written notice to the Company, (x) declare the outstanding principal amount of this Note and all other amounts due hereunder to be immediately due and payable, whereupon the outstanding principal amount of this Note and all such other amounts shall become and shall be forthwith due and payable, without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, (y) notwithstanding any provision to the contrary contained herein, convert this Note at the Conversion Price then in effect, and (z) exercise any and all of its other rights under applicable law, and hereunder.

If an Event of Default occurs, (i) the Company agrees to pay upon demand all of the Holder’s costs, expenses and fees incurred by the Holder to enforce or collect any of the amounts due under this Note, and (ii) the Holder shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the Holder to the Company (if any).  Failure of the Holder to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

6. Conversion of the Note.

(a)           Optional Conversion. The outstanding principal and the accrued but unpaid interest on this Note may be converted, at any time, in the Holder’s sole discretion, in whole or in part, into restricted common stock of QSGI (the “Common Stock”) upon written notice (the “Conversion Notice”) to the Company at a conversion price of $.75 per share, subject to adjustment from time to time pursuant to this Section 6 (the “Conversion Price”).  The number of shares of Common Stock to be issued to the Holder upon such conversion shall equal the sum of the outstanding principal and accrued but unpaid interest on this Note divided by the Conversion Price.

(b)           Conversion Procedure

(i)           Holder shall effect a conversion by surrendering this Note accompanied by proper assignment thereof to the Company, together with a completed and duly executed conversion notice in the form of Exhibit A annexed hereto (the "Conversion Notice").  Such conversion of this Note will be deemed to have been effected as of the close of business on the date on which this Note and the duly completed conversion notice has been surrendered at the principal office of the Company (the "Conversion Date").  At such time as such conversion has been effected, the rights of the Holder to receive payments of principal and interest hereon will cease and the Holder will be deemed to have become the holder of record of the shares of Common Stock represented thereby.  The provisions of this Note that apply to optional conversion of all of this Note also apply to conversion of a portion of this Note.

(ii)           As soon as possible after the conversion has been effected (but in any event within fifteen (15) days after the surrender of this Note and the Conversion Notice to the Company), the Company will deliver to the Holder:

(A)           a certificate or  certificates representing the number of shares of Common Stock issuable by reason of such conversion in the name of the Holder in such denomination or denominations as the Holder has specified; and

(B)           a new duly executed Note for the principal amount of this Note which was delivered to the Company in connection with such conversion but which was not converted.

(iii)           The issuance of certificates for shares of Common Stock upon conversion of this Note will be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Common Stock.  Upon conversion of this Note, QSGI will take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

(c)           Restrictions on Shares.  The Common Stock to be issued pursuant to Section 6(a) or (b) will be subject to the Registration Rights Agreement.  The certificates issued by QSGI evidencing such shares of Common Stock shall contain any restrictive legends as may be required by the Registration Rights Agreement and any restrictions pursuant to Rule 144 under the 1933 Act.

(d)           Stock Dividends and Splits.

(i)             If QSGI, at any time while this Note is outstanding, (x) pays a stock dividend on its common stock or otherwise makes a distribution on any class of capital stock that is payable in shares of common stock, (y) subdivides outstanding shares of common stock into a larger number of shares, or (z) combines outstanding shares of common stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Outstanding Common Stock immediately before such event and the denominator shall be the number of shares of Outstanding Common Stock immediately after such event.  Any adjustment made pursuant to clause (x) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (y) or (z) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(ii)            “Outstanding Common Stock” of QSGI means, as of the date of determination, the sum (without duplication) of the following: (x) the number of shares of Common Stock then outstanding at the date of determination, (y) the number of shares of Common Stock then issuable upon the conversion of this Note (as such number may be adjusted pursuant to the terms hereof or thereof) and (z) the number of warrants, options and other rights to subscribe for or purchase common stock and convertible securities which are convertible, exercisable or exchangeable, with or without payment of additional consideration, for shares of common stock, either immediately or upon the onset of a specified date or the happening of a specified event.  The number of shares of Outstanding Common Stock outstanding at any given time shall not include shares owned or held by or for the account of QSGI.

(iii)            Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 6, the Company at its expense will reasonably promptly compute such adjustment in accordance with the terms of this Note and prepare a certificate setting forth such adjustment, including a statement of the adjusted Conversion Price, describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will reasonably promptly deliver a copy of each such certificate to the Holder.

(e)             Organic Changes.  In case the Company shall effect an Organic Change, then the Holder shall be given a written notice from the Company informing such Holder of the terms of such Organic Change and of the record date thereof for any distribution pursuant thereto, at least twenty (20) days in advance of such record date, and, if such record date shall precede the Maturity Date, the Holder shall have the right thereafter to receive, upon conversion of this Note, the number of shares of stock or other securities, property or assets of QSGI, or of its successor or transferee or any affiliate thereof, or cash receivable upon or as a result of such Organic Change that would have been received by a holder of the number of shares of Common Stock equal to the number of shares the Holder would have received had such Holder converted this Note prior to such event at the Conversion Price immediately prior to such event. In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) with respect to such Holder's rights and interests to insure that the provisions of this Section 6(e) will thereafter be applicable to this Note (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than QSGI, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such Organic Change, if the value so reflected is less than the Conversion Price in effect immediately prior to such Organic Change). The Company will not effect any such Organic Change unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change assumes, by written instrument (in form and substance satisfactory to the Holder), the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire. The provisions of this Section 6(f) shall similarly apply to successive Organic Changes.  “Organic Changes” shall mean, any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.

(f)           No Dilution or Impairment. The Company shall not, by amendment of its certificate of incorporation or through any Organic Change or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) shall take all such action as may be necessary or appropriate in order that QSGI may validly and legally issue fully paid and nonassessable shares of Common Stock, free from all taxes, Liens, security interests, encumbrances, preemptive rights and charges on the conversion of this Note from time to time outstanding, (ii) shall not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issuable after the action upon the conversion of this Note would exceed the total number of shares of Common Stock then authorized by QSGI's certificate of incorporation and available for the purposes of issue upon such exercise and (iii) shall not permit the par value of any shares of stock receivable upon the conversion of this Note to exceed the amount payable therefor upon such exercise.

(g)           Validly Issued Shares.  Shares of Common Stock of QSGI issued upon conversion of this Note pursuant to this Section 6 will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all liens or encumbrances, except for the limitations and restrictions imposed upon the Common Stock of QSGI under QSGI’s Certificate of Incorporation, as amended, those set forth in Section 6(c) above, and any agreement by and among the stockholders of QSGI that may be in effect from time to time and that does not discriminate against the Holder, which agreement the Holder hereby agrees to be bound by upon conversion of this Note.  Furthermore, the Holder agrees to take any action or execute any documentation that is reasonably requested by the Company, or that is reasonably necessary or advisable, in order to effect the transactions contemplated hereunder in a timely manner.

(h)           Taxes.  (i) The Holder shall be responsible for all tax liabilities that may arise as a result of holding this Note or receiving the Common Stock upon conversion of the Note, subject to clause (ii) below.

(ii)           All payments made by the Company hereunder shall be made free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholding, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding taxes on the overall net income of the Holder (such non-excluded taxes are hereinafter collectively referred to as the "Taxes"). If the Company shall be required by law to deduct or to withhold any Taxes from or in respect of any amount payable hereunder, (a) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Holder pursuant to this sentence) the Holder receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (b) the Company shall make such deductions or withholdings and (c) the Company shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Taxes are payable by the Company, as promptly as possible thereafter the Company shall send the Holder an official receipt showing payment. In addition, the Company agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Note or any other Document (hereinafter referred to as "Other Taxes"). The Company will indemnify the Holder for the full amount of Taxes or Other Taxes (including, any Taxes or Other Taxes on amounts payable to the Holder under this paragraph) paid by the Holder and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, upon written demand by the Holder therefor.

7. Ownership of Note.  The Company may deem and treat the person in whose name this Note shall be registered with the Company as the absolute owner of such Note for the purpose of receiving payment of the principal or interest payable hereunder and for all other purposes.  The Company shall not be affected by any notice to the contrary.

8. Restrictions on Transfer.  This Note has been acquired for investment and has not been registered under the securities laws of the United States of America or any state thereof.  Accordingly, no right, title or interest in and to this Note may be offered for sale, sold or transferred in the absence of registration or qualification of this Note under applicable federal and state securities laws or a written opinion of counsel of the Holder, reasonably satisfactory to counsel for the Company, that such registration and qualification are not required.

9. No Stockholder Rights.  Except as otherwise specifically provided herein, the Holder, solely in his capacity as a holder of this Note, shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of QSGI for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder, solely in his capacity as the Holder of this Note, any of the rights of a stockholder of QSGI or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the shares of restricted Common Stock of QSGI which such Person is then entitled to receive upon conversion of this Note.

            10. Restrictive Covenants.     For so long as this Note shall be outstanding, without the prior written consent of the Holder, which consent shall not be unreasonably withheld, the Company will not:

(a) issue any shares of capital stock, or any rights, warrants or options to purchase capital stock, or any securities convertible into capital stock, except:

(i)	shares, rights, warrants, options or convertible securities (A) outstanding on the date hereof, or (B) issued or issuable to the Holder,

(ii)	shares issuable upon the exercise or conversion of rights, warrants, options or convertible securities outstanding on the date hereof,

(iii)	shares or options issued to any officer, employee, director or consultant to the Company pursuant to any agreement, plan or arrangement approved by the Board of Directors of the Company, and

(iv)	shares of common stock of QSGI-CCSI issued to QSGI;

           (b)   create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money or the deferred purchase price of property or evidenced by any note, bond, debenture or any debt security, except:

(i)	Senior Debt, and

(ii)
indebtedness (A) outstanding on the Effective Date, and any refinancing, replacement, modification or amendment thereof, provided that the principal amount thereof shall not thereby be increased, or (B) in favor of the Holder,

(c) prepay, repurchase, redeem, retire or otherwise acquire any indebtedness (other than Senior Debt), except to make scheduled payments of principal and interest and except as the Company shall otherwise be obligated on the Effective Date,

(d) enter into any merger, consolidation or other reorganization with or into any Person or acquire all of a portion of the assets or equity interests of any Person or permit any other person to consolidate or merge with it, other than acquisitions of assets in the ordinary course of business,

(e) materially change the nature of the business in which it is presently, and following the Closing will be, engaged, or

(f) sell, lease, transfer or otherwise dispose of all or any substantial portion of its assets or properties, except (A) to or from QSGI-CCSI and QSGI, or (B) in the ordinary course of business.

11. Stock Pledge. This Note is secured by (a) a pledge of 100% of the capital stock of Contemporary Computer Services, Inc., a New York corporation, which stock shall be purchased by the Company contemporaneously herewith pursuant to the terms of the Purchase Agreement, pursuant to the terms of that certain Pledge Agreement of even date herewith (the “Stock Pledge”) executed by the Company in favor of the Holder, and (b) a security interest in other assets of the Company pursuant to the terms of that certain Security Agreement of even date herewith executed by the Company and the Holder (“Security Agreement”) (the Security Agreement, the Stock Pledge and any other document now or hereafter given to evidence or secure payment of this Note or delivered to induce the Holder to disburse the proceeds of the loan evidenced by this Note, as such documents may hereafter be amended, restated or replaced from time to time, are hereinafter collectively referred to as the “Loan Documents”). Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

12.      Miscellaneous

(a)           Notice.  All notices required or permitted to be given hereunder shall be in writing (including electronic communications) and shall be deemed to have been duly given (i) when personally delivered, (ii) two days after mailing if mailed by registered or certified mail (return receipt requested, postage prepaid), or (iii) one day after being sent by facsimile transmission, e-mail or overnight courier, in each case to the address of the intended recipient as set forth in the notice provisions of the Purchase Agreement.

(b)           Governing Law.  This Note and the obligations of the Company and the rights of the Holder shall be governed by and construed in accordance with the substantive laws of the State of Florida without giving effect to the principles of conflict of laws or rules of choice of laws rules that would cause the application of domestic substantive laws of any other jurisdiction.

(c)           Binding Effect.  This Note shall bind the Company and the Holder and their respective successors and assigns.

(d)           No Waiver.  No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this Note shall operate as a waiver or as acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

(e)           Modification; Discharge.  This Note may not be modified or discharged (other than by payment) except by a writing duly executed by the Company and the Holder.

(f)           Severability.  If any provision of this Note should be found to be invalid or unenforceable, all other provisions of this Note shall nevertheless remain in full force and effect to the maximum extent permitted by law.

EACH PARTY TO THIS NOTE HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR NEW YORK COUNTY, NEW YORK AND OF ALL NEW YORK STATE COURTS SITTING IN NEW YORK COUNTY, NEW YORK, AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM.  IT IS FURTHER AGREED THAT VENUE FOR ANY SUCH ACTION SHALL LIE EXCLUSIVELY WITH COURTS SITTING IN NEW YORK COUNTY, NEW YORK, UNLESS HOLDER AGREES TO THE CONTRARY IN WRITING.  EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS IN THE MANNER SET FORTH IN SECTION 11(A), SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

EACH PARTY TO THIS NOTE HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

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[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Subordinated Secured Convertible Note has been issued by the Company as of the date first set forth above.

QSGI-CCSI, INC

By:
Name:
Title:

QSGI INC.

By:
Name:
Title:

Acknowledged and Agreed:

_______________________________________
JOHN R. RICONDA

EXHIBIT A

QSGI-CCSI, INC.
QSGI INC.
CONVERSION NOTICE

Reference is made to the Subordinated Secured Convertible Note (the "Note"), made by QSGI-CCSI, INC. AND QSGI INC, each a Delaware corporation, jointly and severally (the "Company"), to the order of JOHN R. RICONDA.  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the amount under this Note indicated below into shares of Common Stock, no par value of QSGI INC. (the "Common Stock"), as of the date specified below.

Date of Conversion:                                           ___________________________

Outstanding Principal Amount of Note and accrued interest to be
Converted:
Principal: $___________________________
Interest:    $___________________________

Please confirm the following information:
Conversion Price:    ___________________________

Number of shares of Common Stock
to be issued:            ___________________________

Please issue the Common Stock and, if applicable, any check drawn on an account of the Company into which Note is being convened in the following name and to the following address:

Issue to:                      _________________________________
                                     _________________________________
                                     _________________________________
                                     _________________________________

Facsimile Number:     _________________________________

Authorization:            _________________________________

By:______________________________
Title:___________________________

Dated:                        _________________________________